UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

Ascendant Digital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39405	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue

5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

(212) 209-6126

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ACND.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ACND	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ACND WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 20, 2021, Ascendant Digital Acquisition Corp. (“ADAC” or the “Company” and, after the Domestication, as described below, “MarketWise PubCo”) held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 37,372,275 (72.2%) of the Company’s issued and outstanding ordinary shares held of record as of May 28, 2021, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on July 1, 2021.

1.

The Transaction Agreement Proposal. To approve and adopt the Business Combination Agreement, dated as of March 1, 2021 (the “Business Combination Agreement”), by and among ADAC, MarketWise, LLC (formerly known as Beacon Street Group, LLC), a Delaware limited liability company, all of the members of MarketWise, LLC party thereto (the “Sellers”), and Shareholder Representative Services LLC (solely in its capacity as the representative of the Sellers thereunder), a Colorado limited liability company (the “Sellers Representative”) (as amended by that certain Amendment No. 1 to the Business Combination Agreement, dated as of May 21, 2021, by and among ADAC, MarketWise, and Sellers Representative, and by that certain Amendment No. 2 to the Business Combination Agreement, dated as of June 16, 2021, by and among ADAC, MarketWise, and Sellers Representative, and as the same may be further amended from time to time, the “Transaction Agreement”). The Transaction Agreement provides for, among other things, following the Domestication of ADAC to Delaware as described below, the purchase by ADAC of certain units of MarketWise, LLC from the Sellers, ADAC’s capital contribution to MarketWise, LLC in exchange for certain units and warrants in MarketWise, LLC, and ADAC’s issuance of shares of Class B common stock, par value $0.0001 per share, of MarketWise PubCo (the “MarketWise PubCo Class B common stock”) to the Sellers, in each case in accordance with the terms and subject to the conditions of the Transaction Agreement. The Transaction Agreement Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,927,909	5,429,298	15,068	N/A

2.

The Domestication Proposal. To consider and vote upon a proposal to approve by special resolution the change of ADAC’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the other transactions contemplated by the Transaction Agreement, the “Transactions”). The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,926,829	5,430,298	15,148	N/A

3.

Organizational Documents Proposal. To consider and vote upon a proposal to approve by special resolution the proposed new certificate of incorporation (“Proposed Charter”) and the proposed new bylaws (“Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”) of ADAC (which, after the consummation of the Domestication and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”) will be a corporation incorporated in the State of Delaware), which will be renamed “MarketWise, Inc.” in connection with the Transactions. The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,927,874	5,429,303	15,098	N/A

4.

The Advisory Organizational Documents Proposals. To consider and vote upon the following seven separate, non-binding advisory proposals (collectively, the “Advisory Organizational Documents Proposals”) to approve by special resolution the following material differences between the Cayman Constitutional Documents and the Proposed Organizational Documents:

A.

Advisory Organizational Documents Proposal 4A. To authorize the change in the authorized capital stock of ADAC from 200,000,000 Class A ordinary shares, par value $0.0001 per share (the “ADAC Class A ordinary shares”), 20,000,000 Class B ordinary shares, par value $0.0001 per share (the “ADAC Class B ordinary shares” and, together with the ADAC Class A ordinary shares, the “ordinary shares”), and 1,000,000 preference shares, par value $0.0001 per share, to 1,350,000,000 shares of common stock of MarketWise PubCo (the “MarketWise PubCo common stock”), consisting of 950,000,000 shares of Class A common stock, par value $0.0001 per share, of MarketWise PubCo (the “MarketWise PubCo Class A common stock”), 300,000,000 shares of Class B common stock, par value $0.0001 per share, of MarketWise PubCo (the “MarketWise PubCo Class B common stock”), and 100,000,000 shares of preferred stock, par value $0.0001 per share, of MarketWise PubCo (the “MarketWise PubCo preferred stock”). Advisory Organizational Documents Proposal 4A was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,830,168	6,800,279	741,828	N/A

B.

Advisory Organizational Documents Proposal 4B. To authorize adopting Delaware as the exclusive forum for certain stockholder litigation. The Advisory Organizational Documents Proposal 4B was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,811,576	6,820,601	740,098	N/A

C.

Advisory Organizational Documents Proposal 4C. To authorize electing not to be governed by Section 203 of the DGCL relating to takeovers by interested stockholders and, instead, be governed by a provision substantially similar to Section 203 of the DGCL. Advisory Organizational Documents Proposal 4C was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,330,880	6,990,526	2,050,869	N/A

D.

Advisory Organizational Documents Proposal 4D. To approve provisions providing that the affirmative vote of at least two-thirds of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors will be required for stockholders to adopt, amend, or repeal the Proposed Bylaws. Advisory Organizational Documents Proposal 4D was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,500,250	6,823,006	2,049,019	N/A

E.

Advisory Organizational Documents Proposal 4E. To approve provisions permitting the removal of a director only for cause and only by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote at an election of directors. Advisory Organizational Documents Proposal 4E was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,330,434	8,300,313	741,528	N/A

F.

Advisory Organizational Documents Proposal 4F. To approve provisions requiring stockholders to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting. The Advisory Organizational Documents Proposal 4F was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,328,946	8,301,701	741,628	N/A

G.

Advisory Organizational Documents Proposal 4G. To provide for certain additional changes, including, among other things, (i) changing the corporate name from “Ascendant Digital Acquisition Corp.” to “MarketWise, Inc.”, (ii) making MarketWise PubCo’s corporate existence perpetual, and (iii) removing certain provisions related to ADAC’s status as a blank check company that will no longer be applicable upon consummation of the Transactions, all of which ADAC’s board of directors believes is necessary to adequately address the needs of MarketWise PubCo after the Transactions. Advisory Organizational Documents Proposal 4G was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,602,824	6,029,353	740,098	N/A

5.

The Stock Issuance Proposal. To consider and vote upon a proposal to approve by ordinary resolution for purposes of complying with the applicable provisions of NYSE Listing Rule 312.03, the issuance of (i) shares of MarketWise PubCo Class A common stock to the PIPE Investors pursuant to the PIPE Investment and (ii) shares of MarketWise PubCo Class A common stock and MarketWise PubCo Class B common stock to the Sellers pursuant to the terms of the Transaction Agreement and MarketWise, LLC’s amended and restated operating agreement entered into pursuant to the Transaction Agreement. The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,546,660	5,810,167	15,448	N/A

6.

The Incentive Award Plan Proposal. To consider and vote upon a proposal to approve by ordinary resolution the MarketWise, Inc. 2021 Incentive Award Plan. The Incentive Award Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,746,565	5,608,060	17,650	N/A

7.

The ESPP Proposal. To consider and vote upon a proposal to approve by ordinary resolution the MarketWise, Inc. 2021 Employee Stock Purchase Plan. The ESPP Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,917,624	5,437,691	16,960	N/A

8.

The Director Election Proposal. To consider and vote upon a proposal, assuming the Condition Precedent Proposals are approved, to elect nine directors to serve on MarketWise PubCo’s board of directors, each for a term expiring at the 2022 annual meeting of stockholders or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement, or removal; alternatively, in the event the Condition Precedent Proposals are not approved, to elect two directors as Class I directors on ADAC’s board of directors, each to serve for a term of three years expiring at the annual meeting of shareholders to be held in 2024 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement, or removal (the “Director Election Proposal”). The Director Election Proposal was approved. The final voting tabulation for this proposal was as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Mark Arnold	10,350,000	0	N/A
Mark Gerhard	10,350,000	0	N/A
Riaan Hodgson	10,350,000	0	N/A
Michael Palmer	10,350,000	0	N/A
Stephen Sjuggerud	10,350,000	0	N/A
Manuel Borges	10,350,000	0	N/A
Elizabeth Burton	10,350,000	0	N/A
Paul Idzik	10,350,000	0	N/A
Van Simmons	10,350,000	0	N/A

The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting was deemed not necessary and not acted upon at the Extraordinary General Meeting because there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the required proposals.

A total of 38,746,904 Class A ordinary shares were presented for redemption in connection with the Extraordinary General Meeting. As a result, there will be approximately $26.5 million remaining in the trust account following redemptions.

Item 7.01 Regulation FD Disclosure.

On July 20, 2021, ADAC issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2021	Ascendant Digital Acquisition Corp.
	By:	/s/ Mark Gerhard
	Name:	Mark Gerhard
	Title:	Chief Executive Officer